Risk Management (Details) - Schedule of breakdown of bank's liquid assets by levels - CLP ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020
Balance as of:
Cash and cash equivalent		$ 1,106,152	$ 988,320
Level 1 liquid assets	[1]	1,223,824	2,490,810
Level 2 liquid assets	[2]	9,792	12,681
Total liquid assets		$ 2,339,768	$ 3,491,811

[1]	Includes available balances held in the Central Bank of Chile, financial instruments issued by the Chilean Treasury or Central Bank and other financial instruments issued or guaranteed by States, multilateral development banks or foreign central banks that have a first-class rating. Collateral under the FCIC funding program with the Central Bank of Chile and technical reserves in the Central Bank are not included
[2]	Includes instruments issued by governments, central banks and development banks of foreign countries with a risk rating of A- to AA+ and mortgage bonds issued by Chilean banks that are acceptable at the Chilean Central Bank’s repo window.